UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2004

Diametrics Medical, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	000-21982	41-1663185
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3050 Centre Pointe Drive, Suite 150, St. Paul, Minnesota		55113
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-639-8035

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On December 14, 2004, Diametrics Medical. Inc. (the "Company") entered into a Subscription Agreement with certain institutional investors named therein (the "Subscribers") for a new round of financing for the Company of up to $3,000,000. On December 15, 2004, the Company received the first tranche of $1,800,000 in gross proceeds, and the second tranche is expected to occur following receipt of approval by the Company’s shareholders of an increase in the Company’s authorized shares of common stock. The new investment is in the form of Fixed Price Convertible Notes due December 15, 2007 (the "Convertible Notes"), with principal and interest payable in cash or registered shares over a 32-month period beginning 120 days after closing. Interest on the notes is at prime plus 4% with a floor of 8%. The conversion price of the notes is fixed at $0.02 per share, subject to adjustment depending upon the market price of the Company’s common stock.

The Subscribers also received warrants (the "Warrants") to purchase up to 45,000,000 shares of the Company’s common stock at an exercise price of $0.025 per share in the first tranche, and will receive additional warrants to purchase up to 30,000,000 shares if the second tranche is funded. The Warrants expire on December 15, 2009.

As required by the Subscription Agreement, the Subscribers received a first lien on all of the assets of the Company and TGC Research Limited ("TGC"), the Company’s newly formed wholly owned subsidiary in the United Kingdom, including a pledge of the Company’s shares of TGC Research Limited. TGC is being formed as an R&D organization which will focus initially on the development of new products aimed at continuous glucose monitoring and control in critically ill patients, and is a guarantor of the Convertible Notes pursuant to a Guaranty Agreement dated December 15, 2004. The holders of the Company’s previously issued Convertible Senior Secured Fixed Rate Notes due August 4, 2005 (the "Prior Notes"), consented to the new financing and the subordination of their secured position to a second lien on all of the assets of the Company and TGC in consideration for an amendment of the conversion price of the Prior Notes to $0.02 per share and the amendment of the exercise price of their outstanding warrants to purchase up to 4,255,837 shares of the Company’s common stock to $0.025 per share. Other warrants outstanding to purchase up to 17,555,589 shares of the Company’s common stock were also amended to reduce the exercise price thereof to $0.025 per share, of which certain warrants outstanding to purchase up to 12,000,000 shares of the Company’s common stock were further amended to reduce the exercise price thereof to $0.01 per share.

The Subscription Agreement, Convertible Notes and related security documents contain certain covenants that limit the Company with respect to certain matters, including restrictions on offerings of additional equity, convertible debt or other securities convertible into common stock or equity of the Company, restrictions on certain business combination transactions and restrictions on additional liens on the Company’s or TGC’s assets.

The Company is required to file a registration statement with the Securities and Exchange Commission to register its remaining authorized but unissued shares of common stock underlying the Convertible Notes sold in the first tranche. In addition, the Company will be calling a special shareholders meeting to request an increase in its authorized capital stock to provide the necessary shares of common stock that may be issued upon conversion of the Convertible Notes and exercise of the Warrants. The closing of the second tranche is contingent upon receipt of shareholder approval of additional shares and an effective registration statement, and failure to obtain shareholder approval of additional shares or an effective registration statement within the time periods specified in the Subscription Agreement will be deemed an event of default under the Convertible Notes.

A copy of the Subscription Agreement, the form of Convertible Note, the form of Warrant, the Consent and Amendment regarding the Prior Notes and the amendments of the previously issued warrants, the Guaranty Agreement and the related security agreements dated December 15, 2004 are attached as exhibits to this Current Report on Form 8-K and are hereby incorporated by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 regarding the Convertible Notes, Prior Notes and related security agreements also is intended to be disclosed under this Item 2.03 and is hereby incorporated by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth above under Item 1.01 regarding the issuance of the Convertible Notes and Warrants also is intended to be disclosed under this Item 3.02 and is hereby incorporated by reference. Warrants to purchase up to 12,000,000 shares of the Company’s common stock were also issued in replacement of certain previously issued warrants that were assigned by the holders thereof to the Subscribers as a condition to closing the first tranche. The securities were sold to the Subscribers pursuant to an exemption from registration under Section 4(2) and Regulation D of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1 Subscription Agreement, dated December 14, 2004, between the Company and the Subscribers named therein.
10.2 Form of Fixed Price Convertible Notes due December 15, 2007.
10.3 Form of Common Stock Purchase Warrant dated December 15, 2004.
10.4 Security and Pledge Agreement, dated December 15, 2004, between the Company and Barbara R. Mittman as Collateral Agent.
10.5 Trademark Security Agreement, dated December 15, 2004, between the Company and Barbara R. Mittman as Collateral Agent.
10.6 Guaranty Agreement, dated December 15, 2004, between TGC Research Limited and Barbara R. Mittman as Collateral Agent.
10.7 Debenture, dated December 15, 2004, between TGC Research Limited and Barbara R. Mittman as Agent.
10.8 Charge Over Shares, dated December 15, 2004, between the Company and Barbara R. Mittman as Agent.
10.9 General Security Agreement, dated December 15, 2004, between TGC Research Limited and BCC Acquisition II LLC as Agent.
10.10 Trademark Security Agreement, dated December 15, 2004, between TGC Research Limited and BCC Acquisition II LLC as Agent.
10.11 Patent Security Agreement, dated December 15, 2004, between TGC Research Limited and BCC Acquisition II LLC as Agent.
10.12 Debenture, dated December 15, 2004, between TGC Research Limited and BCC Acquisition II LLC as Agent.
10.13 Charge Over Shares, dated December 15, 2004, between the Company and BCC Acquisition II LLC as Agent.
10.14 Subordination Agreement, dated December 15, 2004, by and between the Company, TGC Research Limited, and the Senior Creditors and Junior Creditors named therein.
10.15 Consent and Amendment, dated December 15, 2004, among the Company and the Note Holders named therein.
10.16 Amendment, dated December 15, 2004, among the Company and the holders of the Series G Warrants named therein.
10.17 Amendment, dated December 15, 2004, among the Company and the holders of the Series F Warrants named therein.
10.18 Amendment, dated December 15, 2004, among the Company and the holders of the Series E Warrants named therein.
10.19 Amendment, dated December 15, 2004, among the Company and the holders of the Warrants issued May 28, 2004 named therein.
10.20 Amendment, dated December 15, 2004, among the Company and the holders of the Warrants assigned December 15, 2004.
99.1 Press release of the Company, dated December 20, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diametrics Medical, Inc.

December 20, 2004	By:	W. Glen Winchell

Name: W. Glen Winchell
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Subscription Agreement, dated December 14, 2004, between the Company and the Subscribers named therein
10.10	Trademark Security Agreement, dated December 15, 2004, between TGC Research Limited and BCC Acquisition II LLC as Agent
10.11	Patent Security Agreement, dated December 15, 2004, between TGC Research Limited and BCC Acquisition II LLC as Agent
10.12	Debenture, dated December 15, 2004, between TGC Research Limited and BCC Acquisition II LLC as Agent
10.13	Charge Over Shares, dated December 15, 2004, between the Company and BCC Acquisition II LLC as Agent
10.14	Subordination Agreement, dated December 15, 2004, by and between the Company, TGC Research Limited, and the Senior Creditors and Junior Creditors named therein
10.15	Consent and Amendment, dated December 15, 2004, among the Company and the Note Holders named therein
10.16	Amendment, dated December 15, 2004, among the Company and the holders of the Series G Warrants named therein
10.17	Amendment, dated December 15, 2004, among the Company and the holders of the Series F Warrants named therein
10.18	Amendment, dated December 15, 2004, among the Company and the holders of the Series E Warrants named therein
10.19	Amendment, dated December 15, 2004, among the Company and the holders of the Warrants issued May 28, 2004 named therein
10.2	Form of Fixed Price Convertible Notes due December 15, 2007
10.20	Amendment, dated December 15, 2004, among the Company and the holders of the Warrants assigned December 15, 2004
10.3	Form of Common Stock Purchase Warrant dated December 15, 2004
10.4	Security and Pledge Agreement, dated December 15, 2004, between the Company and Barbara R. Mittman as Collateral Agent
10.5	Trademark Security Agreement, dated December 15, 2004, between the Company and Barbara R. Mittman as Collateral Agent
10.6	Guaranty Agreement, dated December 15, 2004, between TGC Research Limited and Barbara R. Mittman as Collateral Agent
10.7	Debenture, dated December 15, 2004, between TGC Research Limited and Barbara R. Mittman as Agent
10.8	Charge Over Shares, dated December 15, 2004, between the Company and Barbara R. Mittman as Agent
10.9	General Security Agreement, dated December 15, 2004, between TGC Research Limited and BCC Acquisition II LLC as Agent
99.1	Press Release of the Company, dated December 20, 2004